Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of Two River Bancorp (the “Company”) for the fiscal quarter ended March 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report,”) each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William D. Moss
Name:	William D. Moss
Title:	President and Chief Executive Officer
Date:	May 11, 2017

/s/ A. Richard Abrahamian
Name:	A. Richard Abrahamian
Title:	Executive Vice President and Chief Financial Officer
Date:	May 11, 2017